Exhibit 99.1

www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Safe Harbor Statement 安全港声明 The matters discussed in this presentation, particularly information regarding future revenue, earnings, business plans and goals, consist of forward - looking information within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 and are subject to the safe harbor created by these sections and involve risks and uncertainties, which could cause actual results to differ materially from the forward - looking information . Such statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict . These statements are based on assumptions and estimates that management believes are reasonable based on currently available information ; however, management’s assumptions and the Company's future performance are both subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially . The Company undertakes no obligation to publicly update or revise any forward - looking statements . All forward - looking information contained herein is subject to the risk factors and uncertainties described in the Company’s filings with the Securities and Exchange Commission, which risk factors and uncertainties are incorporated by reference as though fully set forth herein . 2 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Market Opportunity 市 场机会 3 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT Chinese Upper Middle Class grows to 中国上 层中产阶层 Investors desire to hold part of wealth in liquid alternative assets. 投 资者希望以流动性强的另类资产的形式持有部分财富。 Art has now been: 现在艺术 54% of urban population by 2022 from 22% in 2012. 在城市人口中的占比将由 2012 年的 22% 增加 至 2022 年的 54% 。 Grows to 550 million by 2024. 到 2024 年将会增至 5.5 亿人口。 Recognized as an attractive long - term investment. 被公 认为一项具有吸引力的长期投资。 Broadly accepted as an investment vehicle. 作 为投资工具已被广泛接受 。

Takung was formed to: 大公成立的目的 在于 Satisfy Upper - Middle Class Desire to Invest in and Learn about Chinese Art 满足上层中产阶层投资和了解中国 艺术的愿望 Provide Artists with an Alternative Distribution Channel to Sell Their Art 为艺术家们提供出售艺术作品的可选 途径 For Collectors, to Create a Marketplace Devoted to Buying and Selling Art 为收藏家建立买卖艺术品的专门市场 4 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Fractionalizes Art Portfolios into Tradable Shared Ownership Units 把 艺术品分成可交易的份额化所有权单位 Provides Trading Platform to Buy, Sell, and Settle Unit Sales 提供交易平台 用以 买卖 并 结算单位 化交易 Monthly Trading Volume: Up to $1. 9 Billion 每月交易 额 高达 19 亿美元 More than 1 2 0,000 Traders 超 过 120,000 名交易商 5 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT Takung Overview 大公 简介

Initial Listing 首次 上市 2013 年 12 月 3 Authorized Agents 3 家 发售代理商 Fewer than 400 Traders on Platform 平台交易商不足 400 人 6 43 New Listings 43 件 新上市 艺术品 5 Authorized Agents 5 家 发售代理商 20,000 Traders at Year End 截至年末有 20,000 名交易商 Trading Volume Exceeds $450 Million per Month 每月交易 额高于 4.5 亿美元 132 New Listings 132 件 新上市 艺术品 15 Authorized Agents 15 家 发售代理商 Crossed the 80,000 Trader Threshold 交易商人数突破 80,000 名 Trading Volume Exceeds $1.6 Billion per Month 每月交易 额高于 16 亿美元 2014 2015 2016 Milestones 大事 记 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT 48 New Listings 48 件 新上市 艺术品 25 Authorized Agents 25 家 发售代理商 1 3 0,000 Traders 130,000 名交易商 Trading Volume up to $1. 9 Billion per month 每月交易 额高 达 19 亿美元 Takung Online Launched 推出 Takung Online Unit+ Launched 推出 Unit+ “A” Tier Established 设立 A 板 201 7 (Est.) ( 估 计 )

Takung Online Direct Artist to Buyer (1 to 1) 艺术家与买家一对一 Fee Paid by Seller 卖家付费 300 Artists by the End of 2017 到 2017 年末将有 300 位 艺术家 Social Media Art Blog 社交媒体 艺术博客 Home Decorations Content 家居装 饰内容 7 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Revenue Drivers 收入来源 Revenue Drivers 收入来源 2015 2016 2017 FIRST QUARTER (Actual) 第 1 季 实际 SECOND QUARTER ( Actual ) 第 2 季 实际 THIRD QUARTER ( Preliminary ) 第 3 季 初步 数字 FOURTH QUARTER ( Estimate ) 第季 估 计 12 MONTHS ENDED DEC. 31, 2017 ( Estimate ) 截至 12 /31/2017 的 12 个月 估 计 Listing Fees 上市 费 $4,834,126 $10,914,300 $2,307,946 $843,205 $1, 46 0,000 $2, 3 00,000 $ 6,910,000 Commissions 佣金 $6,145,261 $5,416,436 $1,670,613 $1,803,212 $1,5 00 ,000 $1, 57 0,000 $ 6,550,000 Management Fees 管 理 费 $115,452 $1,761,977 $292,551 $272,420 $400,000 $ 4 50,000 $ 1,410,000 Other 其他 $241,012 $1,050,716 $483 $236 $3,000 $500 $ 4,000 8 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Select Financial Metrics 财务指标 9 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT Income 收入 201 4 201 5 201 6 2017 6 MONTHS ENDED JUNE 30 , 2017 截至 6/30/2017 的 6 个月 Gross Revenue 总收入 $4,719,862 $11,335,851 $19,143,429 $7,190,666 Gross Profit (%) 毛利 ( %) 91% 93% 94% 93% Net Income 净收入 $1,369,537 $5,436,109 $6,370,694 $1,119,658 Shares Outstanding 已 发行股份 9,332,276 11,119,276 11,169,276 11,188,882 Earnings Per Share (EPS ) 每 股盈利 $0.15 $0.57 $0.60 $0.10 Balance Sheet 资产负债表 201 4 2015 2016 2017 AS OF JUNE 30, 2017 截至 6/30/2017 Cash 现金 $2,355,839 $10,769,456 $13,395,337 $15,547,604 Restricted Cash 受限制 现金 $6,865,821 $16,195,289 $21,743,360 $19,020,425 Liabilities 负债 $9,075,723 $18,472,318 $30,665,324 $28,216,524 Shareholder Equity 股 东权益 $2,048,543 $11,276,895 $17,632,697 $19,459,058

www.websitename.com Incorporated in Late 2012 2012 年底成立 Reverse Acquired Public Shell in October 2014 2014 年 10 月反收 购上市壳公司 Uplisted to NYSE in March 2017 2017 年 3 月 转板到美国纽约交易所上市 10 11.2 Million Shares Outstanding 1,120 万股 已 发行股份 不受限制 Unrestricted: 1,808,875 受限制 Restricted: 9,380,007 Capital Structure 资本结构 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

Grow the new “A” tier category 发展新设的 A 板 Launch Unit + Concept to include collectable assets other than art: 推出 Unit+ 概念包括 艺术以外的 收藏品 List portfolios with more important art including Western art 把西方 艺术在内的 重量 级 艺术品 发售上市到平台上 Introduce Takung brand to US art collectors and investors 向美国 艺术品收藏家和投资者介绍大公品牌 Growth Initiatives 发展 计划 11 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT Sports Memorabilia 运 动纪念品 Golden Newspapers 黄金版 报纸 Other 其他

Compelling Business Model with Significant Growth Potential 具 竞争力的业务模式有巨大增长潜力 First Chinese Company to be Uplisted to the NYSE in more than Five Years 过去 5 年多以来 首家 转板到美国纽交所上市的中国公司 Earnings Leverage on a Par with E - commerce Sector 利 润 杠杆与 电子商务 行 业 同等 High Gross Profit with Substantial Free Cash Flow 高毛利 强 劲 现金流 Platform Designed for Eventual Use with Other Asset Classes 平台 终端可用于交易艺术品以外的其他资产类别 Destined to Become the Premier Art E - commerce Platform with the Most Extensive Chinese Art Database in the World 旨在成 为首屈一指的 文化 艺术 电子 商 务 平台 打造 全球 最全面 的 中国 艺术数据库 Over the Next Several Year s, Takung Expects more than 1,000,000 Users Will Buy, Sell, and Learn about Art on the Takung Platform 未来数年 预计 将有 超 过 100 万 用 户 会 在 大公平台 买卖及了解艺术 Investment Considerations 投 资考虑因素 12 www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT

13 Thank you for your time and interest. 谢谢收看 联络人 Contact: leslie.chow@takungae.com www.TakungArt.com TAKUNG ART COMPANY LTD | NYSE AMERICAN: TKAT